UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): May 18, 2004

ALARIS MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10207	13-3492624
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

10221 Wateridge Circle

San Diego, California 92121-1579

(Address, including zip code, of registrant’s principal executive offices)

(858) 458-7000

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On May 18, 2004, ALARIS Medical Systems, Inc., a Delaware corporation (“ALARIS”), Cardinal Health, Inc., an Ohio corporation (“Cardinal”), and Blue Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Cardinal (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing, among other things, that Merger Sub will make a cash tender offer to purchase all of the outstanding shares of ALARIS’s common stock, par value $0.01 per share (“ALARIS Common Stock”), at a purchase price of $22.35 per share, net to the seller in cash (the “Offer”). Following completion of the Offer, Merger Sub will be merged with and into ALARIS, with ALARIS surviving as a wholly-owned subsidiary of Cardinal (the “Merger”). Pursuant to the Merger, holders of untendered shares of ALARIS Common Stock will be entitled to receive $22.35 per share in cash. The Merger Agreement was unanimously approved by the board of directors of ALARIS.

The Offer is conditioned on ALARIS stockholders validly tendering and not properly withdrawing that number of shares of ALARIS Common Stock (disregarding any shares tendered by any officer or director of ALARIS) that represents at least one share more than the number of shares equal to (A) the number of shares of ALARIS Common Stock held by ALARIS’s majority stockholder (“ALARIS’s Majority Stockholder’s Shares”) plus (B) a majority of the then issued and outstanding shares of ALARIS Common Stock (other than (1) ALARIS’s Majority Stockholder’s Shares and (2) shares of ALARIS Common Stock owned beneficially or of record by directors or executive officers of ALARIS outstanding on the date of purchase). The Offer is also subject to customary regulatory approvals, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary conditions.

The summary of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1.

On May 19, 2004, ALARIS and Cardinal issued a joint press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the execution of the Merger Agreement.

Item 7. Financial Statements, Pro Forma Financial Statement and Exhibits.

(c) Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 18, 2004, by and among Cardinal Health, Inc., Blue Merger Corp. and ALARIS Medical Systems, Inc.

99.1	Joint Press Release issued by ALARIS Medical Systems, Inc. and Cardinal Health, Inc. on May 19, 2004 (Incorporated by reference to Exhibit 99.1 to the Schedule 14D-9 of ALARIS Medical Systems, Inc. filed on May 19, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALARIS MEDICAL SYSTEMS, INC.

Date: May 19, 2004	/s/ DAVID L. SCHLOTTERBECK

David L. Schlotterbeck President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
2.1	Agreement and Plan of Merger, dated as of May 18, 2004, by and among Cardinal Health, Inc., Blue Merger Corp. and ALARIS Medical Systems, Inc.

99.1	Joint Press Release issued by ALARIS Medical Systems, Inc. and Cardinal Health, Inc. on May 19, 2004 (Incorporated by reference to Exhibit 99.1 to the Schedule 14D-9 of ALARIS Medical Systems, Inc. filed on May 19, 2004).